UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2025, Interactive Strength Inc. (the “Company”) issued a convertible promissory note in the principal amount of $725,000 (the “Note”) to S Interactive LLC. (the “Holder”). The Note had a purchase price of $652,500 and an original issue discount of ten percent (10.0%). The Note has a maturity date of June 4, 2027 (the “Maturity Date”) and accrues interest at a rate of fifteen percent (15.0%) per annum.

The Company may prepay the outstanding principal balance of the Note (the “Balance”) prior to the Maturity Date, provided that, if upon a prepayment of the Balance in full prior to the Maturity Date, the aggregate amount of interest accrued on the Note is less than $217,500, the Company shall pay the Holder an amount equal to the difference between the amount of interest actually paid by the Company to the Holder and $217,500. At any time prior to the Maturity Date, the Holder may convert any outstanding and unpaid principal and accrued interest of the Note into shares of the Company’s Series A Preferred Stock. The Note has a conversion price of

$1.25 per share.

Upon an Event of Default (as defined in the Note), all outstanding principal and accrued but unpaid interest and expenses will become immediately due and payable.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Promissory Note, issued as of June 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	June 10, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)